UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

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Silicon Graphics International Corp.
(Exact name of registrant as specified in its charter)
 ___________________________

Delaware	000-51333	32-0047154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 900 North McCarthy Blvd.
Milpitas, CA 95035
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (669) 900-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 16, 2014, Silicon Graphics International Corp. (the "Company") and its subsidiary, Silicon Graphics Federal, LLC ("SGI Federal"), entered into Amendment Number Six to Credit Agreement and Limited Waiver, Consent and Release (the "Amendment") with certain lenders (the "Lenders") and Wells Fargo Capital Finance, LLC, as administrative agent for the Lenders ("Agent").  Such Amendment further amends the terms of the Credit Agreement by and among the parties dated December 5, 2011, as amended (the "Credit Facility").

The Company entered into an Asset Purchase Agreement (the "APA") with Jabil Circuit, Inc. ("Jabil") on November 18, 2013, pursuant to which the Company will sell and transfer to Jabil certain assets (the "Assets") and Company personnel related to its manufacturing operations.  On December 13, 2013, the Company relocated its headquarters to Milpitas, California from Fremont, California.  SGI Federal also relocated from Silver Spring, Maryland to Annapolis Junction, Maryland.

The Amendment revises certain defined terms under the Credit Facility and provides a waiver for certain existing technical defaults created by (i) the Company and SGI Federal relocating and (ii) the Company entering into the APA with Jabil.  The Amendment also provides consent to the Company’s proposed asset sale to Jabil and releases Agent’s lien with respect to the Assets.  The Amendment is conditioned upon Agent receiving certain consents, waivers and agreements from Jabil and the Company’s landlord at its Milpitas location as conditions subsequent.

As of the date of this filing, the Company had no balance outstanding under the Credit Facility and the maximum amount available to be borrowed under the Credit Facility was approximately $23.0 million, taking into account a $2.0 million outstanding letter of credit backing the Company's obligations to a supplier.

After giving effect to the Amendment, as of the date of this filing the Company is in compliance with all covenants under the Credit Facility.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

10.1	Amendment Number Six to Credit Agreement and Limited Waiver, Consent and Release dated January 16, 2014 by and among the Company and SGI Federal, and the Lenders and Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Silicon Graphics International Corp.
Dated: January 20, 2014	By:	/s/ Jennifer W. Pileggi
Jennifer W. Pileggi
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

10.1	Amendment Number Six to Credit Agreement and Limited Waiver, Consent and Release dated January 16, 2014 by and among the Company and SGI Federal, and the Lenders and Agent.